UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-02958

T. Rowe Price International Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2016

Item 1. Report to Shareholders

Global Unconstrained Bond Fund	June 30, 2016

The views and opinions in this report were current as of June 30, 2016. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Worries about plummeting oil prices and China’s ability to manage its growth slowdown kept volatility elevated at the beginning of 2016, and the Brexit vote near the end of June caused another spike in volatility. Interest rates on high-quality developed markets government debt plummeted to ultralow or negative levels following the Brexit vote. A sharp rebound in oil prices from their early-year lows near $26 per barrel for global benchmark Brent crude to just over $50 in June supported a sharp rally in high yield bonds. The Global Unconstrained Bond Fund generated solid returns in this volatile and uncertain environment, consistently outperforming its benchmark (which represents cash rates) for the six-month period.

PERFORMANCE COMPARISON

The Global Unconstrained Bond Fund returned 2.50% for the six-month period ended June 30, 2016. The portfolio outperformed the 3 Month LIBOR benchmark. (Results for Advisor and I Class shares will vary, reflecting their different expense ratios.)

The Global Unconstrained Bond Fund seeks to deliver consistent positive returns through dynamic allocations to fixed income instruments from a broad, global opportunity set. The strategy is not benchmark sensitive and has wide latitude to invest in a variety of fixed income sectors, including global government bonds, securitized assets, instruments that track credit risk, emerging markets debt, and currencies. The proprietary fundamental research generated by T. Rowe Price’s global fixed income platform drives the portfolio’s security selection. The strategy also seeks to provide downside protection and lower volatility than many of its peers, in particular, striving to offer a source of diversification during equity market downturns.

MARKET ENVIRONMENT

U.S. economic growth was slow but positive during the reporting period, with gross domestic product (GDP) expanding at a 1.1% rate in the first quarter of 2016. Economists generally expected growth to accelerate in the second quarter. Expectations for the timing of the Fed’s second rate hike shifted throughout the reporting period as elevated volatility in global financial markets—bookended by worries about plummeting oil prices and China’s ability to manage its growth slowdown at the beginning of the year, and then by the Brexit vote near the end of the reporting period—convinced the central bank to further delay its next move. The outcome of the Brexit referendum shifted expectations for UK GDP from modest expansion to barely positive growth as a result of political instability and declining trade with the European Union. By the end of June, market participants expected the Bank of England to ease monetary policy later in the summer to try to offset the negative drag of Brexit. The eurozone economy expanded at a weak pace even as the European Central Bank (ECB) expanded its quantitative easing (QE) program. In March, the ECB said that it would begin to buy euro-denominated investment-grade bonds from nonfinancial corporate issuers in June, supporting credit spreads. Japan’s economy continued to struggle to achieve positive growth and generate desired levels of wage and price inflation even as the Bank of Japan (BoJ) expanded its already large QE program.

Interest rates on high-quality developed markets government debt plummeted to ultralow or negative levels following the Brexit vote as investors became convinced that the Fed would wait even longer before raising rates again and that other central banks would expand their aggressive monetary stimulus measures. In the U.S., the Treasury yield curve flattened as shorter-term rates increased in reaction to the start of the Fed’s interest rate normalization at the end of 2015. Longer-term Treasury yields decreased markedly, with the yield on the 10-year Treasury note falling to 1.49% at the end of the reporting period from 2.27% at the beginning. The German 10-year “bund” yield started 2016 over 0.60%, decreased to around 0.10% by May, and fell to almost -0.20% after the UK referendum before recovering to finish June near 0%. In Japan, the 10-year government note’s yield fell into negative territory in February after the BoJ made certain deposit rates negative. At the end of the reporting period, Japanese 10-year bonds yielded approximately -0.25%, down from about 0.26% at the beginning of 2016.

The sharp rebound in oil prices supported an equally sharp tightening of credit spreads on high yield bonds. Commodity-related sectors account for a significant proportion of the U.S. high yield market. Credit spreads on investment-grade corporates also narrowed, but not as dramatically as in the high yield market. Anticipation of the ECB’s purchases of corporate debt from nonfinancial issuers also supported the investment-grade corporate segment on both sides of the Atlantic. Mortgage- and asset-backed securities generated more modest returns, benefiting from their relatively high credit quality and liquidity. Sovereign and corporate bonds from emerging markets posted strong returns as oil prices rebounded and investor perceptions of the Fed turned more dovish.

After a long period of U.S. dollar strength in 2014 and 2015, the dollar lost ground against many other currencies in the reporting period. For example, the Japanese yen gained a remarkable 17% against the greenback. One glaring exception to the dollar weakness among the currencies of developed countries was the British pound sterling, which declined abruptly after the Brexit vote to finish down more than 9% against the U.S. dollar for the first half of 2016. Emerging markets currencies were more mixed versus the dollar. The Brazilian real climbed over 23% amid investor hopes that the government of interim President Michel Temer will be able to implement structural reforms to improve the country’s fiscal situation, while the Mexican peso, which is one of the more liquid emerging markets currencies and tends to trade as proxy for risk in the asset class, dropped more than 6%.

PERFORMANCE AND INVESTMENT REVIEW

The portfolio outperformed the benchmark for the six-month period. Although the benchmark is 3 Month LIBOR, the portfolio’s unconstrained approach makes direct positioning comparisons with the benchmark much less informative than for traditional fixed income funds whose holdings are more closely aligned with an index. As a result, we refer to positions as “long” (those benefiting from an increase in price) or “short” (those benefiting from a decrease in price), as opposed to “overweight” or “underweight,” relative to the benchmark.

In terms of the portfolio’s overall duration positioning, we made several tactical adjustments during the reporting period. We started 2016 with the fund’s duration at slightly less than three years and then significantly reduced the overall duration in February as yields on high-quality government debt from developed markets decreased. In April and May, the fund’s duration increased to more than three years as we added to longer-maturity U.S. interest rate exposure since we anticipated that the U.S. yield curve would flatten. We further extended the fund’s duration by adding exposure to high-quality countries—such as Australia, Canada, and Sweden—as we approached the Brexit vote, with duration finishing the reporting period at just over four years. We had reduced exposure to periphery eurozone government debt before the Brexit referendum, but the post-Brexit selling pressure allowed us to add Italian sovereign bonds at the end of June at attractive valuations. Leading up to the UK referendum, the portfolio also had long exposure to German government debt and a short position in French sovereigns as a relatively inexpensive way to hedge the risk of a Brexit-related sell-off in riskier assets, and we maintained this positioning into the end of the reporting period.

We also made tactical adjustments to the portfolio’s exposure to emerging markets duration as risk sentiment evolved over the course of the six-month period as well as in response to country-specific developments. Early in the year, we shifted the bulk of our emerging markets risk exposure from Mexico to South Africa, where valuations became attractive after a sell-off resulting from political turmoil and higher-than-expected inflation. We also closed a long position in Chinese government bonds in April following a strong rally. Later in the reporting period, we increased the portfolio’s allocations to government bonds from South Korea and Romania, where credit quality continues to improve.

Going into 2016, the portfolio had several hedges against widening credit spreads, which we believed were a significant risk following the Fed’s December 2015 interest rate hike and as oil prices continued to drop. In February, we removed some of these positions, such as short exposure to high yield indexes, and added to select investment-grade and high yield corporate bonds as the extended selling pressure on high yield bonds in particular created opportunities to take advantage of pricing dislocations. However, the portfolio’s allocation to noninvestment-grade bonds was still modest by historical standards. Before the Brexit vote in June, we added short positions in European banks as a hedge against a downturn in bank credit that we believed would happen in what we (along with most other investors) thought was the unlikely event of a “leave” vote. Following the referendum, we removed part of the portfolio’s short position in U.S. high yield bonds and began to add corporate bonds on an issuer-by-issuer basis that had been unfairly punished in the post-referendum turmoil.

At the beginning of the year, we reduced the portfolio’s long position in the U.S. dollar as the greenback’s strength began to wane. The fund was short the euro in anticipation of the ECB implementing a more accommodative monetary policy. In the middle of the reporting period, we added to a long position in the Japanese yen, as we believed that it would continue to benefit from risk aversion. Prior to the Brexit referendum, we implemented a short position in the British pound sterling as a hedge against a “leave” vote. This position benefited from the outcome of the referendum, and we also reduced the size of the long position in the yen after it rallied strongly. We tactically adjusted, added, or eliminated exposures to emerging markets currencies throughout the reporting period. We implemented short positions in currencies such as the Turkish lira and the Malaysian ringgit before the Brexit vote as a way to balance the risk in the portfolio. The overall allocation to emerging markets currencies had a neutral to slightly negative effect on performance for the six-month period.

As demonstrated by our hedging against the possibility of a “leave” vote in the Brexit referendum, we actively manage downside risk in the portfolio. Some of our currency positions are driven by their defensive characteristics as we continue to monitor potential illiquidity in the markets and investors’ behavior in times of market stress. For example, we added exposure to the Mexican peso, which is often the easiest emerging markets currency to trade, in June. We can employ a wide range of techniques to manage downside risk, which can involve credit derivatives on indexes and individual issuers as well as put options on broad stock market indexes. We choose hedging instruments based on which ones provide the best combination of low cost, liquidity, and protection against a broad downturn in stocks, bonds, or currencies.

OUTLOOK

With the ramifications of the Brexit vote for Europe as a whole not yet fully understood, we anticipate further volatility in fixed income markets. Aside from the fallout from Brexit, there are various other risks that could emerge. China has recently fallen out of the spotlight of the financial media, but there is still a chance that the country’s economy could grind to an abrupt slowdown if the government is not able to manage its transition from an export-driven economy to one focused on domestic demand. Also, with an Italian referendum on constitutional reform due later in 2016 and the U.S. presidential election in November, political dysfunction in developed markets could remain at the forefront of investor worries.

The most significant risk to markets is a global recession, and the mere possibility of this scenario will likely dampen sentiment. However, on the positive side, the outcome of the UK referendum will probably further delay any Fed rate hikes, which should temper U.S. dollar strength and help stabilize sentiment toward emerging markets. In fact, we think that emerging markets now have more potential for stronger economic growth than developed countries. With the outlook for inflation in Brazil, Russia, and Indonesia moderating, the potential for central bank interest rate cuts in those countries should stimulate demand for their bonds from foreign investors.

The uncertainty and volatility dominating the market environment should provide a tailwind for our strategy as we try to find sectors and individual securities that are mispriced as a result of temporary market dislocations. We will strive to maintain a portfolio that strikes a balance between country, duration, and yield curve positioning to take advantage of relative value opportunities globally while also managing downside risks.

Thank you for investing with T. Rowe Price.

Respectfully submitted,

Arif Husain
Chairman of the fund’s Investment Advisory Committee

July 21, 2016

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INTERNATIONAL BOND INVESTING

Funds that invest overseas generally carry more risk, including unpredictable changes in currency values, than funds that invest strictly in U.S. assets. Investments in emerging markets are subject to abrupt and severe price declines and should be regarded as speculative. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Some countries also have legacies of hyperinflation, currency devaluations, and governmental interference in markets.

International investments are subject to currency risk, a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency. The overall impact on a fund’s holdings can be significant and long lasting depending on the currencies represented in the portfolio, how each one appreciates or depreciates in relation to the U.S. dollar, and whether currency positions are hedged. Further, exchange rate movements are unpredictable, and it is not possible to effectively hedge the currency risks of many developing countries. Bonds are subject to interest rate risk, the decline in bond prices that usually accompanies a rise in interest rates, and credit risk, the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default (failure to make timely payments of interest or principal), potentially reducing the fund’s income level and share price. Mortgage-backed securities are subject to prepayment risk, particularly if falling rates lead to heavy refinancing activity, and extension risk, which is an increase in interest rates that causes a fund’s average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This could increase the fund’s sensitivity to rising interest rates and its potential for price declines.

GLOSSARY

3 Month LIBOR in USD: The three-month London interbank offered rate, which is the interest rate that banks charge each other for U.S. dollar loans.

Barclays Euro-Aggregate: Corporate Bond Hedged Index: Tracks the performance of European investment-grade corporate bonds, hedged to offset the effects of currency fluctuations in U.S. dollar terms.

Barclays Global Aggregate ex-USD Bond USD Hedged Index: Tracks the performance of government, corporate, agency, and mortgage-related bonds in Europe, the Asia-Pacific region, and Canada.

Barclays U.S. Corporate Investment Grade Bond Index: A measure of corporate and noncorporate fixed income securities that are primarily rated investment grade (Baa by Moody’s Investors Service and BBB by Standard & Poor’s).

Barclays U.S. Treasury Bond Index: An unmanaged index of publicly traded obligations of the U.S. Treasury.

BofA Merrill Lynch Global High Yield Index Hedged to USD: Tracks the performance of global noninvestment-grade bonds, hedged to offset the effects of currency fluctuations in U.S. dollar terms.

Credit spreads: The additional yield that investors demand to hold a bond with credit risk compared with a Treasury security with a comparable maturity date.

Credit Suisse High Yield Index: An index that tracks the performance of domestic noninvestment-grade corporate bonds.

Duration: A measure of a bond fund’s sensitivity to changes in interest rates. For example, a fund with a four-year duration would fall about 4% in response to a one-percentage-point rise in interest rates, and vice versa.

Federal funds rate: The interest rate charged on overnight loans of reserves by one financial institution to another in the U.S. The Federal Reserve sets a target federal funds rate to affect the level and direction of market rates.

J.P. Morgan Emerging Markets Bond Index Plus: Tracks the total return of U.S. dollar and external currency debt instruments traded in emerging markets.

J.P. Morgan GBI-EM Global Diversified Hedged USD: A capitalization-weighted index tracking emerging markets government bonds denominated in local currencies, hedged to offset the effects of currency fluctuations in U.S. dollar terms.

Put option: Gives the holder the right, but not the obligation, to sell the underlying asset at a specified price on or before a specific date.

SEC yield (30-day): A method of calculating a fund’s yield that assumes all portfolio securities are held until maturity. Yield will vary and is not guaranteed.

S&P/LSTA Performing Loan Index: A benchmark that tracks the performance of the leveraged loan market.

Weighted average maturity: A measure of a fund’s interest rate sensitivity. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes. The weighted average maturity may take into account the interest rate readjustment dates for certain securities. Money funds must maintain a weighted average maturity of less than 60 days.

Yield curve: A graphic depiction of the relationship between yields and maturity dates for a set of similar securities. A security with a longer maturity usually has a higher yield. If a short-term security offers a higher yield, then the curve is said to be “inverted.” If short- and long-term bonds are offering equivalent yields, then the curve is said to be “flat.”

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has three share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee, and I Class shares are available to institutionally oriented clients and impose no 12b-1 or administrative fee payment. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

I Class

	6 Months Ended 6/30/16	8/28/15 Through 12/31/15
NET ASSET VALUE		
Beginning of period	$ 9.89	$ 10.28
Investment activities		
Net investment income[1]	0.20[2]	0.16[2]
Net realized and unrealized gain / loss	0.05	(0.06)
Total from investment activities	0.25	0.10
Distributions		
Net investment income	(0.08)	(0.08)
Net realized gain	–	(0.41)
Total distributions	(0.08)	(0.49)
NET ASSET VALUE		
End of period	**$ 10.06**	**$ 9.89**

Ratios/Supplemental Data

Total return[3]	**2.55%[2]**	**1.04%[2]**
Ratio of total expenses to average net assets	0.54%[2][4]	0.54%[2][4]
Ratio of net investment income to average net assets	4.64%[2][4]	4.67%[2][4]
Portfolio turnover rate	119.1%	183.1%
Net assets, end of period (in thousands)	$ 8,034	$ 240

(1) Per share amounts calculated using average shares outstanding method.
(2) See note 6. Excludes expenses wavied (0.63% and1.34% of average net assets for the periods ending 6/30/16 and 12/31/15, respectively) related to the contractual operating expense limitation in effect through 4/30/18.
(3) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions. Total return is not annualized for periods less than one year.
(4) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

PORTFOLIO OF INVESTMENTS ‡

(Cost and value in $000s)

	Par/Shares	$ Value
AUSTRALIA 7.6%		
Corporate Bonds 0.4%		
Scentre Management, FRN, 0.399%, 7/16/18 (EUR)	150,000	167
		167
Government Bonds 7.2%		
Commonwealth of Australia, 3.75%, 4/21/37	690,000	609
Commonwealth of Australia, 4.50%, 4/15/20	3,390,000	2,799
		3,408
Total Australia (Cost $3,547)		3,575
CANADA 3.8%		
Government Bonds 3.8%		
Government of Canada, 1.50%, 6/1/26	2,236,000	1,802
Total Canada (Cost $1,764)		1,802
CROATIA 2.9%		
Government Bonds 2.9%		
Republic of Croatia, 3.00%, 3/11/25 (EUR)	480,000	508
Republic of Croatia, 3.875%, 5/30/22 (EUR)	758,000	867
Total Croatia (Cost $1,354)		1,375
CYPRUS 1.8%		
Government Bonds 1.8%		
Republic of Cyprus, 3.875%, 5/6/22 (EUR)	759,000	851
Total Cyprus (Cost $853)		851
FRANCE 1.2%		
Corporate Bonds 1.2%		
BPCE, FRN, 0.402%, 5/28/18	200,000	224

MEXICO 0.9%		
Government Bonds 0.9%		
Mexican Bonos, 7.75%, 11/13/42	6,790,000	433
Total Mexico (Cost $415)		433
NETHERLANDS 0.3%		
Corporate Bonds 0.3%		
ING Bank, FRN, 0.988%, 11/27/17 (GBP)	120,000	159
Total Netherlands (Cost $180)		159
PHILIPPINES 1.5%		
Government Bonds 1.5%		
Republic of Philippines, 3.90%, 11/26/22	33,000,000	704
Total Philippines (Cost $753)		704
POLAND 0.2%		
Corporate Securities 0.2%		
Play Topco, PIK, 7.75%, 2/28/20 (EUR)	100,000	113
Total Poland (Cost $113)		113
ROMANIA 4.4%		
Government Bonds 4.4%		
Republic of Romania, 5.80%, 7/26/27	1,880,000	546
Republic of Romania, 5.85%, 4/26/23	5,370,000	1,548
Total Romania (Cost $2,047)		2,094
SERBIA 6.1%		
Government Bonds 6.1%		
Republic of Serbia, 6.00%, 2/22/19	74,250,000	677

Republic of Serbia, 10.00%, 3/2/18	102,500,000	1,006
Republic of Serbia, 10.00%, 2/5/22	113,410,000	1,209
Total Serbia (Cost $2,803)		2,892
SOUTH AFRICA 1.6%		
Government Bonds 1.6%		
Republic of South Africa, 10.50%, 12/21/26	9,865,000	746
Total South Africa (Cost $631)		746
SOUTH KOREA 0.4%		
Corporate Bonds 0.4%		
Hyundai Capital Services, FRN, 1.447%, 3/18/17 (USD) (1)	200,000	200
Total South Korea (Cost $200)		200
SPAIN 0.5%		
Corporate Bonds 0.5%		
Amadeus Finance, 0.625%, 12/2/17	200,000	224
Total Spain (Cost $228)		224
SUPRANATIONAL 1.3%		
Government Bonds 1.3%		
International Bank for Reconstruction & Development 6.375%, 8/7/18 (INR)	42,150,000	622
Total Supranational (Cost $652)		622
SWEDEN 7.4%		
Corporate Bonds 6.3%		
Nordea Bank, FRN, 0.192%, 2/22/19 (EUR)	300,000	334
Nordea Hypotek, 1.00%, 4/8/22	10,100,000	1,209
Skandinaviska Enskilda Banken, 1.50%, 6/17/20	11,500,000	1,427
		2,970

Government Bonds 1.1%		
Kingdom of Sweden, 3.50%, 3/30/39	3,050,000	529
		529
Total Sweden (Cost $3,474)		3,499
THAILAND 1.8%		
Government Bonds 1.8%		
Kingdom of Thailand, 4.85%, 6/17/61	21,809,000	871
Total Thailand (Cost $782)		871
UNITED KINGDOM 1.1%		
Corporate Bonds 1.1%		
Arqiva Broadcasting, 9.50%, 3/31/20	250,000	353
Virgin Media, 6.25%, 3/28/29	125,000	165
Total United Kingdom (Cost $552)		518
UNITED STATES 12.8%		
Asset-Backed Securities 0.4%		
OneMain Financial Issuance Trust, Series 2016-1A, Class A 3.66%, 2/20/29 (1)	100,000	102
OneMain Financial Issuance Trust, Series 2016-2A, Class A 4.10%, 3/20/28 (1)	100,000	103
		205
Corporate Bonds 6.6%		
Anthem, 2.30%, 7/15/18 (2)	125,000	127
Apple, 1.70%, 2/22/19	70,000	71
Bank of America, VR, 1.495%, 4/1/19	170,000	169
Burlington Northern Santa Fe, 5.75%, 3/15/18	160,000	173
Carnival, 1.125%, 11/6/19 (EUR)	130,000	147
Celgene, 2.125%, 8/15/18	175,000	178
Citigroup, VR, 2.326%, 5/15/18	170,000	173

U.S. Treasury 10 year futures contract 8/16 Call, 7/22/16 @ $133 (4)	47,000	29
Total Options Purchased (Cost $36)		31

SHORT-TERM INVESTMENTS 6.9%

Money Market Funds 6.9%

T. Rowe Price Reserve Investment Fund, 0.32% (5)(6)	3,301,854	3,302
Total Short-Term Investments (Cost $3,302)		3,302

SECURITIES LENDING COLLATERAL 0.3%

Investments in a Pooled Account through Securities Lending Program with State Street Bank and Trust Company 0.3%

Short-Term Funds 0.3%

T. Rowe Price Short-Term Reserve Fund, 0.33% (5)(6)	13,063	131
Total Investments through Securities Lending Program with State Street Bank and Trust Company		131
Total Securities Lending Collateral (Cost $131)		131
Total Investments in Securities 99.3% of Net Assets (Cost $46,236)		**$ 47,015**

‡ Country classifications are generally based on MSCI categories or another unaffiliated third party data provider; Par/Shares are denominated in the currency of the country presented unless otherwise noted.

(1) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers -- total value of such securities at period-end amounts to $660 and represents 1.4% of net assets.

(2) All or a portion of this security is on loan at June 30, 2016 -- total value of such securities at period-end amounts to $127. See Note 4.

(3) Par/Shares amount represents either the total number of shares or total contract value of the securities underlying the options. See Note 3.

(4) Non-income producing

(5) Seven-day yield

(6) Affiliated Company

ARM Adjustable Rate Mortgage

Notional Amount	Market Value	Upfront Premiums Paid/(Received)	Unrealized Gain (Loss)
Protection Bought (Relevant Credit: Markit iTraxx Europe Crossover CDX.NA.HY-S25, 5 Year Index) Pay 1.00%, Receive upon credit default 6/20/21 (EUR)	1,650	10	12	(2)
Total Centrally Cleared Credit Default Swaps, Protection Bought			(157)	(7)
Total Centrally Cleared Swaps				(264)
Net Payments (receipts) of variation margin to date				245
Variation margin receivable (payable) on centrally cleared swaps				$ (19)

Bilateral Swaps (0.3)%

Interest Rate Swaps (0.4)%

Hong Kong (0.4)%

	Notional Amount	Market Value	Upfront Premiums Paid/(Received)	Unrealized Gain (Loss)
Bank of America Merrill Lynch, 5 Year Interest Rate Swap, Pay Fixed 1.31%, Receive Variable 0.556%, 3-Month LIBOR, 4/6/21 (HKD)	3,300	$ (5)	$ 0	$ (5)
Citigroup Global Markets, 5 Year Interest Rate Swap, Pay Fixed 1.26%, Receive Variable 0.538%, 3-Month LIBOR, 6/10/21 (HKD)	2,000	(2)	0	(2)
Citigroup Global Markets, 5 Year Interest Rate Swap, Pay Fixed 1.35%, Receive Variable 0.535%, 3-Month LIBOR, 6/7/21 (HKD)	2,900	(4)	0	(4)
Citigroup Global Markets, 5 Year Interest Rate Swap, Pay Fixed 1.40%, Receive Variable 0.385%, 3-Month LIBOR, 4/20/21 (HKD)	600	(1)	0	(1)
Citigroup Global Markets, 5 Year Interest Rate Swap, Pay Fixed 1.49%, Receive Variable 0.466%, 3-Month LIBOR, 6/2/21 (HKD)	4,900	(12)	0	(12)
Credit Suisse, 5 Year Interest Rate Swap, Pay Fixed 1.48%, Receive Variable 0.513% 3-Month LIBOR, 2/19/21 (HKD)	34,700	(82)	0	(82)
JPMorgan Chase, 5 Year Interest Rate Swap, Pay Fixed 1.51%, Receive Variable 0.245% 3-Month LIBOR, 5/24/21 (HKD)	5,000	(13)	0	(13)

(Amounts in 000s)

Forward Currency Exchange Contracts

Counterparty	Settlement	Receive		Deliver		Unrealized Gain (Loss)
Bank of America Merrill Lynch	7/8/16	USD	149	MYR	608	(1)
Bank of America Merrill Lynch	7/22/16	USD	31	KRW	35,931	—
Bank of America Merrill Lynch	7/22/16	USD	1,378	RON	5,408	51
Bank of America Merrill Lynch	8/23/16	EUR	398	USD	441	2
Bank of America Merrill Lynch	8/23/16	GBP	306	USD	434	(26)
Bank of America Merrill Lynch	8/23/16	USD	1,849	EUR	1,619	49
Bank of America Merrill Lynch	8/23/16	USD	116	EUR	105	—
Bank of America Merrill Lynch	8/23/16	USD	1,673	ILS	6,462	(3)
Bank of America Merrill Lynch	8/23/16	USD	978	JPY	97,800	29
Bank of America Merrill Lynch	8/23/16	USD	469	JPY	49,627	(12)
Bank of America Merrill Lynch	8/23/16	USD	44	RUB	2,969	(2)
Bank of America Merrill Lynch	8/23/16	USD	577	SEK	4,754	14
Bank of America Merrill Lynch	8/23/16	USD	196	SEK	1,663	(1)
Bank of America Merrill Lynch	10/21/16	USD	169	GBP	127	—
Barclays Bank	8/23/16	USD	91	INR	6,209	—
Barclays Bank	8/23/16	USD	489	ZAR	7,126	10
Barclays Bank	8/23/16	ZAR	14,019	USD	921	21
BNP Paribas	7/22/16	USD	44	RON	180	—
BNP Paribas	8/23/16	EUR	48	USD	54	(1)
BNP Paribas	8/23/16	USD	53	ZAR	792	—
CIBC World Markets	8/23/16	CAD	21	USD	16	—
CIBC World Markets	8/23/16	USD	66	AUD	89	(1)
CIBC World Markets	8/23/16	USD	961	EUR	848	18
CIBC World Markets	8/23/16	USD	109	JPY	11,602	(4)
CIBC World Markets	8/23/16	USD	872	MXN	16,373	(20)

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Changes in Net Assets

($000s)

	6 Months Ended 6/30/16	1/22/15 Through 12/31/15
Increase (Decrease) in Net Assets		
Operations		
Net investment income	$ 492	$ 684
Net realized gain (loss)	(843)	1,533
Change in net unrealized gain / loss	1,358	(926)
Increase in net assets from operations	1,007	1,291
Distributions to shareholders		
Net investment income		
Investor Class	(279)	(340)
Advisor Class	(10)	(20)
I Class	(10)	(2)
Net realized gain		
Investor Class	–	(1,390)
Advisor Class	–	(92)
I Class	–	(10)
Decrease in net assets from distributions	(299)	(1,854)
Capital share transactions*		
Shares sold		
Investor Class	6,090	37,229
Advisor Class	157	3,763
I Class	7,738	250
Distributions reinvested		
Investor Class	81	427
Advisor Class	8	101
I Class	8	–
Shares redeemed		
Investor Class	(3,005)	(3,272)
Advisor Class	(133)	(2,240)
I Class	(7)	–
Increase in net assets from capital share transactions	10,937	36,258
Net Assets		
Increase during period	11,645	35,695
Beginning of period	35,695	–
End of period	**$ 47,340**	**$ 35,695**

The accompanying notes are an integral part of these financial statements.

Unaudited

Notes to Financial Statements

T. Rowe Price International Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Global Unconstained Bond Fund (the fund) is a nondiversified, open-end management investment company established by the corporation. The fund seeks high current income. The fund has three classes of shares: the Global Unconstained Bond Fund original share class, referred to in this report as the Investor Class, incepted on January 22, 2015; the Global Unconstained Bond Fund–Advisor Class (Advisor Class), incepted on January 22, 2015; and the Global Unconstained Bond Fund–I Class (I Class), incepted on August 28, 2015. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries. I Class shares generally are available only to investors meeting a $1,000,000 minimum investment or certain other criteria. The Advisor Class operates under a Board-approved Rule 12b-1 plan pursuant to which the class compensates financial intermediaries for distribution, shareholder servicing, and/or certain administrative services; the Investor and I Classes do not pay Rule 12b-1 fees. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to all classes; and, in all other respects, the same rights and obligations as the other classes.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Paydown gains and losses are recorded as an adjustment to interest income. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as interest income. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions, if any, are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Income distributions are declared by each class daily and paid monthly. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Distributions to shareholders are recorded on the ex-dividend date. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to all classes and investment income are allocated to the classes based upon the relative daily net assets of each class’s settled shares; realized and unrealized gains and losses are allocated based upon the relative daily net assets of each class’s outstanding shares. The Advisor Class pays Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net asset.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and each class’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) has been established by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board and has representation from legal, portfolio management and trading, operations, risk management, and the fund’s treasurer.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Debt securities generally are traded in the over-the-counter (OTC) market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Listed options, and OTC options with a listed equivalent, are valued at the mean of the closing bid and asked prices and generally are categorized in Level 2 of the fair value hierarchy. Exchange-traded options on futures contracts are valued at closing settlement prices and generally are categorized in Level 1 of the fair value hierarchy. Financial futures contracts are valued at closing settlement prices and are categorized in Level 1 of the fair value hierarchy. Forward currency exchange contracts are valued using the prevailing forward exchange rate and are categorized in Level 2 of the fair value hierarchy. Swaps are valued at prices furnished by independent swap dealers or by an independent pricing service and generally are categorized in Level 2 of the fair value hierarchy; however, if unobservable inputs are significant to the valuation, the swap would be categorized in Level 3. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that  could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of troubled or thinly traded debt instruments, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as a discount or premium from market value of a similar, freely traded security of the same issuer; discounted cash flows; yield to maturity; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on June 30, 2016:

There were no material transfers between Levels 1 and 2 during the six months ended June 30, 2016.

NOTE 3 - DERIVATIVE INSTRUMENTS

During the six months ended June 30, 2016, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, or to adjust portfolio duration and credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. The fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover its settlement obligations under open derivative contracts.

The fund values its derivatives at fair value and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. Generally, the fund accounts for its derivatives on a gross basis. It does not offset the fair value of derivative liabilities against the fair value of derivative assets on its financial statements, nor does it offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral.

The following table summarizes the fair value of the fund’s derivative instruments held as of June 30, 2016, and the related location on the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Additionally, the amount of gains and losses on derivative instruments recognized in fund earnings during the six months ended June 30, 2016, and the related location on the accompanying Statement of Operations is summarized in the following table by primary underlying risk exposure:

($000s)	Location of Gain (Loss) on Statement of Operations					
	Securities^	Written Options	Futures	Foreign Currency Transactions	Swaps	Total
Realized Gain (Loss)						
Interest rate derivatives	$ 36	$ —	$ (210)	$ —	$ (117)	$ (290)
Equity derivatives	(47)	—	—	—	—	(47)
Credit derivatives	—	—	—	—	115	115
Foreign exchange derivatives	(32)	(7)	—	(133)	—	(172)
Total	$ (43)	$ (7)	$ (210)	$ (133)	$ (2)	$ (394)
Change in Unrealized Gain / Loss						
Interest rate derivatives	$ 12	$ —	$ (146)	$ —	$ (423)	$ (557)
Equity derivatives	(3)	—	—	—	—	(3)
Credit derivatives	—	—	—	—	(25)	(25)
Foreign exchange derivatives	1	—	—	35	—	36
Total	$ 10	$ —	$ (146)	$ 35	$ (448)	$ (549)

^Purchased options are reported as securities.

Counterparty Risk and Collateral The fund invests in derivatives in various markets, which expose it to differing levels of counterparty risk. Counterparty risk on exchange-traded and centrally cleared derivative contracts, such as futures, exchange-traded options, and centrally cleared swaps, is minimal because the clearinghouse provides protection against counterparty defaults. For futures and centrally cleared swaps, the fund is required to deposit collateral in an amount equal to a certain percentage of the contract value (margin requirement), and the margin requirement must be maintained over the life of the contract. Each clearing broker, in its sole discretion, may adjust the margin requirements applicable to the fund.

Derivatives, such as bilateral swaps, forward currency exchange contracts, and OTC options, that are transacted and settle directly with a counterparty (bilateral derivatives) expose the fund to greater counterparty risk. To mitigate this risk, the fund has entered into master netting arrangements (MNAs) with certain counterparties that permit net settlement under specified conditions and, for certain counterparties, also provide collateral agreements. MNAs may be in the form of International Swaps and Derivatives Association master agreements (ISDAs) or foreign exchange letter agreements (FX letters).

MNAs govern the ability to offset amounts the fund owes a counterparty against amounts the counterparty owes the fund (net settlement). Both ISDAs and FX letters generally allow net settlement in the event of contract termination and permit termination by either party prior to maturity upon the occurrence of certain stated events, such as failure to pay or bankruptcy. In addition, ISDAs specify other events, the occurrence of which would allow one of the parties to terminate. For example, a downgrade in credit rating of a counterparty would allow the fund to terminate while a decline in the fund’s net assets of more than a certain percentage would allow the counterparty to terminate. Upon termination, all bilateral derivatives with that counterparty would be liquidated and a net amount settled. ISDAs typically include collateral agreements whereas FX letters do not. Collateral requirements are determined based on the net aggregate unrealized gain or loss on all bilateral derivatives with each counterparty, subject to minimum transfer amounts that typically range from $100,000 to $250,000. Any additional collateral required due to changes in security values is transferred the next business day.

The following table summarizes the fund’s derivatives at the reporting date by loss exposure to each counterparty or clearinghouse after consideration of collateral, if any. Exchange-traded and centrally cleared derivatives that settle variation margin daily are presented at the variation margin receivable or payable on the reporting date, and exchange-traded options are presented at value.

($000s) Counterparty	Form of MNA	Gross Value on Statement of Assets and Liabilities: Asset	Gross Value on Statement of Assets and Liabilities: Liability	Net Amount Due (to)/from Counterparty or Exchange	Collateral Pledged (Received) by Fund	Loss Exposure, After Collateral* (not less than $0)
BNP Paribas	ISDA	$ —	$ (1)	$ (1)	$ —	$ (1)
Bank of America Merrill Lynch	ISDA	145	(69)	76	—	76
Barclays Bank	ISDA	31	(4)	27	—	27
CIBC World Markets	FX Letter	18	(25)	(7)	—	(7)
Citibank	ISDA	123	(89)	34	—	34
Credit Suisse	ISDA	15	(82)	(67)	—	(67)
Deutsche Bank	ISDA	8	(26)	(18)	—	(18)
HSBC Bank	ISDA	22	(69)	(47)	—	(47)
JPMorgan Chase	ISDA	305	(250)	55	—	55
Morgan Stanley	ISDA	154	(28)	126	(106)	20
Royal Bank of Canada	ISDA	5	(117)	(112)	—	(112)
Royal Bank of Scotland	FX Letter	44	(38)	6	—	6
Societe Generale	ISDA	52	—	52	—	52
Standard Chartered	FX Letter	7	(64)	(57)	—	(57)
Centrally Cleared Swaps	n/a	—	(19)	(19)	285	266
Exchange Traded Futures	n/a	—	—	—	147	147
Exchange Traded Options	n/a	31	—	31	—	31
Total		$ 960	$ (881)			

*In situations such as counterparty default or bankruptcy, the fund may have further rights of offset against amounts due to or from the counterparty under other agreements.

Collateral may be in the form of cash or debt securities issued by the U.S. government or related agencies. Cash and currencies posted by the fund are reflected as cash deposits in the accompanying financial statements and generally are restricted from withdrawal by the fund; securities posted by the fund are so noted in the accompanying Portfolio of Investments; both remain in the fund’s assets. Collateral pledged by counterparties is not included in the fund’s assets because the fund does not obtain effective control over those assets. For bilateral derivatives, collateral posted by the fund is held in a segregated account by the fund’s custodian.

Forward Currency Exchange Contracts The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. It uses forward currency exchange contracts (forwards) primarily to protect its non-U.S. dollar-denominated securities from adverse currency movements and to gain exposure to currencies for the purposes of risk management or enhanced return. A forward involves an obligation to purchase or sell a fixed amount of a specific currency on a future date at a price set at the time of the contract. Although certain forwards may be settled by exchanging only the net gain or loss on the contract, most forwards are settled with the exchange of the underlying currencies in accordance with the specified terms. Forwards are valued at the unrealized gain or loss on the contract, which reflects the net amount the fund either is entitled to receive or obligated to deliver, as measured by the difference between the forward exchange rates at the date of entry into the contract and the forward rates at the reporting date. Appreciated forwards are reflected as assets and depreciated forwards are reflected as liabilities on the accompanying Statement of Assets and Liabilities. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the agreements; that anticipated currency movements will not occur, thereby reducing the fund’s total return; and the potential for losses in excess of the fund’s initial investment. During the six months ended June 30, 2016, the volume of the fund’s activity in forwards, based on underlying notional amounts, was generally between 87% and 101% of net assets.

Futures Contracts The fund is subject to interest rate risk in the normal course of pursuing its investment objectives and uses futures contracts to help manage such risk. The fund may enter into futures contracts to manage exposure to interest rate and yield curve movements, security prices, foreign currencies, credit quality, and mortgage prepayments; as an efficient means of adjusting exposure to all or part of a target market; to enhance income; as a cash management tool; or to adjust portfolio duration and credit exposure. A futures contract provides for the future sale by one party and purchase by another of a specified amount of a specific underlying financial instrument at an agreed-upon price, date, time, and place. The fund currently invests only in exchange-traded futures, which generally are standardized as to maturity date, underlying financial instrument, and other contract terms. Payments are made or received by the fund each day to settle daily fluctuations in the value of the contract (variation margin), which reflect changes in the value of the underlying financial instrument. Variation margin is recorded as unrealized gain or loss until the contract is closed. The value of a futures contract included in net assets is the amount of unsettled variation margin; net variation margin receivable is reflected as an asset, and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in hedged security values and/or interest rates, and potential losses in excess of the fund’s initial investment. During the six months ended June 30, 2016, the volume of the fund’s activity in futures, based on underlying notional amounts, was generally between 7% and 28% of net assets.

Options The fund is subject to interest rate risk and/or foreign currency exchange rate risk and/or equity price risk in the normal course of pursuing its investment objectives and uses options to help manage such risks. The fund may use options to manage exposure to security prices, interest rates, foreign currencies, and credit quality; as an efficient means of adjusting exposure to all or a part of a target market; to enhance income; as a cash management tool; or to adjust credit exposure. Options are included in net assets at fair value, purchased options are included in Investments in Securities, and written options are separately reflected as a liability on the accompanying Statement of Assets and Liabilities. Premiums on unexercised, expired options are recorded as realized gains or losses; premiums on exercised options are recorded as an adjustment to the proceeds from the sale or cost of the purchase. The difference between the premium and the amount received or paid in a closing transaction is also treated as realized gain or loss. In return for a premium paid, currency options give the holder the right, but not the obligation, to buy and sell currency at a specified exchange rate. In return for a premium paid, call and put options on futures give the holder the right, but not the obligation, to purchase or sell, respectively, a position in a particular futures contract at a specified exercise price. In return for a premium paid, call and put index options give the holder the right, but not the obligation, to receive cash equal to the difference between the value of the reference index on the exercise date and the exercise price of the option. Risks related to the use of options include possible illiquidity of the options markets; trading restrictions imposed by an exchange or counterparty; movements in the underlying asset values interest rates and/or currency values; and, for written options, potential losses in excess of the fund’s initial investment. During the six months ended June 30, 2016, the volume of the fund’s activity in options, based on underlying notional amounts, was generally between 6% and 27% of net assets. Transactions in written options and related premiums received during the six months ended June 30, 2016, were as follows:

Swaps The fund is subject to interest rate risk, and/or credit risk in the normal course of pursuing its investment objectives and uses swap contracts to help manage such risks. The fund may use swaps in an effort to manage exposure to changes in interest rates, inflation rates, and credit quality; to adjust overall exposure to certain markets; to enhance total return or protect the value of portfolio securities; to serve as a cash management tool; or to adjust portfolio duration and credit exposure. Swap agreements can be settled either directly with the counterparty (bilateral swap) or through a central clearinghouse (centrally cleared swap). Fluctuations in the fair value of a contract are reflected in unrealized gain or loss and are reclassified to realized gain or loss upon contract termination or cash settlement. Net periodic receipts or payments required by a contract increase or decrease, respectively, the value of the contract until the contractual payment date, at which time such amounts are reclassified from unrealized to realized gain or loss. For bilateral swaps, cash payments are made or received by the fund on a periodic basis in accordance with contract terms; unrealized gain on contracts and premiums paid are reflected as assets and unrealized loss on contracts and premiums received are reflected as liabilities on the accompanying Statement of Assets and Liabilities. For centrally cleared swaps, payments are made or received by the fund each day to settle the daily fluctuation in the value of the contract (variation margin). Accordingly, the value of a centrally cleared swap included in net assets is the unsettled variation margin; net variation margin receivable is reflected as an asset and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities.

Interest rate swaps are agreements to exchange cash flows based on the difference between specified interest rates applied to a notional principal amount for a specified period of time. Risks related to the use of interest rate swaps include the potential for unanticipated movements in interest or currency rates, the possible failure of a counterparty to perform in accordance with the terms of the swap agreements, potential government regulation that could adversely affect the fund’s swap investments, and potential losses in excess of the fund’s initial investment.

Credit default swaps are agreements where one party (the protection buyer) agrees to make periodic payments to another party (the protection seller) in exchange for protection against specified credit events, such as certain defaults and bankruptcies related to an underlying credit instrument, or issuer or index of such instruments. Upon occurrence of a specified credit event, the protection seller is required to pay the buyer the difference between the notional amount of the swap and the value of the underlying credit, either in the form of a net cash settlement or by paying the gross notional amount and accepting delivery of the relevant underlying credit. For credit default swaps where the underlying credit is an index, a specified credit event may affect all or individual underlying securities included in the index and will be settled based upon the relative weighting of the affected underlying security(ies) within the index. Generally, the payment risk for the seller of protection is inversely related to the current market price or credit rating of the underlying credit or the market value of the contract relative to the notional amount, which are indicators of the markets’ valuation of credit quality. As of June 30, 2016, the notional amount of protection sold by the fund totaled $885,000 (1.9% of net assets), which reflects the maximum potential amount the fund could be required to pay under such contracts. Risks related to the use of credit default swaps include the possible inability of the fund to accurately assess the current and future creditworthiness of underlying issuers, the possible failure of a counterparty to perform in accordance with the terms of the swap agreements, potential government regulation that could adversely affect the fund’s swap investments, and potential losses in excess of the fund’s initial investment.

During the six months ended June 30, 2016, the volume of the fund’s activity in swaps, based on underlying notional amounts, was generally between 32% and 80% of net assets.

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Emerging and Frontier Markets The fund may invest, either directly or through investments in T. Rowe Price institutional funds, in securities of companies located in, issued by governments of, or denominated in or linked to the currencies of emerging and frontier market countries; at period-end, approximately 24% of the fund’s net assets were invested in emerging markets and 13% in frontier markets. Emerging markets, and to a greater extent frontier markets, generally have economic structures that are less diverse and mature, and political systems that are less stable, than developed countries. These markets may be subject to greater political, economic, and social uncertainty and differing regulatory environments that may potentially impact the fund’s ability to buy or sell certain securities or repatriate proceeds to U.S. dollars. Such securities are often subject to greater price volatility, less liquidity, and higher rates of inflation than U.S. securities. Investing in frontier markets is significantly riskier than investing in other countries, including emerging markets.

Noninvestment-Grade Debt At June 30, 2016, approximately 16% of the fund’s net assets were invested, either directly or through its investment in T. Rowe Price institutional funds, in noninvestment-grade debt, including “high yield” or “junk” bonds or leveraged loans. The noninvestment-grade debt market may experience sudden and sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, a high-profile default, or a change in market sentiment. These events may decrease the ability of issuers to make principal and interest payments and adversely affect the liquidity or value, or both, of such securities.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Securities Lending The fund may lend its securities to approved brokers to earn additional income. Its securities lending activities are administered by a lending agent in accordance with a securities lending agreement. Security loans generally do not have stated maturity dates, and the fund may recall a security at any time. The fund receives collateral in the form of cash or U.S. government securities, valued at 102% to 105% of the value of the securities on loan. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities; any additional collateral required due to changes in security values is delivered to the fund the next business day. Cash collateral is invested by the lending agent(s) in accordance with investment guidelines approved by fund management. Additionally, the lending agent indemnifies the fund against losses resulting from borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities, collateral investments decline in value, and the lending agent fails to perform. Securities lending revenue consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower, compensation to the lending agent, and other administrative costs. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities is not. At June 30, 2016, the value of loaned securities was $127,000 the value of cash collateral and related investments was $131,000.

Mortgage-Backed Securities The fund may invest in mortgage-backed securities (MBS or pass-through certificates) that represent an interest in a pool of specific underlying mortgage loans and entitle the fund to the periodic payments of principal and interest from those mortgages. MBS may be issued by government agencies or corporations, or private issuers. Most MBS issued by government agencies are guaranteed; however, the degree of protection differs based on the issuer. MBS, including IOs and POs, are sensitive to changes in economic conditions that affect the rate of prepayments and defaults on the underlying mortgages; accordingly, the value, income, and related cash flows from MBS may be more volatile than other debt instruments.

Other Purchases and sales of portfolio securities other than short-term and U.S. government securities aggregated $47,736,000 and $39,419,000, respectively, for the six months ended June 30, 2016. Purchases and sales of U.S. government securities aggregated $3,995,000 and $2,642,000, respectively, for the six months ended June 30, 2016.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. Net realized capital losses may be carried forward indefinitely to offset future realized capital gains. As of December 31, 2015, the fund had $35,000 of available capital loss carryforwards.

At June 30, 2016, the cost of investments for federal income tax purposes was $46,262,000. Net unrealized gain aggregated $406,000 at period-end, of which $2,056,000 related to appreciated investments and $1,650,000 related to depreciated investments.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.20% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.270% for assets in excess of $500 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At June 30, 2016, the effective annual group fee rate was 0.29%.

The Investor Class and Advisor Class are also each subject to a contractual expense limitation through the limitation dates indicated in the table below. During the limitation period, Price Associates is required to waive its management fee or pay any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, that would otherwise cause the class’s ratio of annualized total expenses to average net assets (expense ratio) to exceed its expense limitation. Each class is required to repay Price Associates for expenses previously waived/paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s expense ratio to exceed its expense limitation. However, no repayment will be made more than three years after the date of a payment or waiver.

The I Class is also subject to an operating expense limitation (I Class limit) pursuant to which Price Associates is contractually required to pay all operating expenses of the I Class, excluding management fees, interest, borrowing-related expenses, taxes, brokerage commissions, and extraordinary expenses, to the extent such operating expenses, on an annualized basis, exceed 0.05% of average net assets. This agreement will continue until April 30, 2018, and may be renewed, revised or revoked only with approval of the fund’s Board. The I Class is required to repay Price Associates for expenses previously paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s operating expenses to exceed the I Class limit. However, no repayment will be made more than three years after the date of a payment or waiver.

Pursuant to these agreements, $139,000 of expenses were waived/paid by Price Associates during the six months ended June 30, 2016 and remain subject to repayment by the fund.

In addition, the fund has entered into service agreements with Price Associates and a wholly owned subsidiary of Price Associates (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. For the six months ended June 30, 2016, expenses incurred pursuant to these service agreements were less than $23,000 for Price Associates and $10,000 for T. Rowe Price Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements., if any.

The fund may invest in the T. Rowe Price Reserve Investment Fund, the T. Rowe Price Government Reserve Investment Fund, or the T. Rowe Price Short-Term Reserve Fund (collectively, the Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The Price Reserve Investment Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. The Price Reserve Investment Funds pay no investment management fees.

As of June 30, 2016, T. Rowe Price Group, Inc., or its wholly owned subsidiaries owned 2,475,000 shares of the Investor Class, 25,000 shares of the Advisor Class, and 24,343 shares of the I Class, aggregating 54% of the fund’s net assets.

The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the six months ended June 30, 2016, the fund had no purchases or sales cross trades with other funds or accounts advised by Price Associates.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page

https://www3.troweprice.com/usis/corporate/en/utility/policies.html and scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.” Click on the Proxy Voting Policies link in the shaded box.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Approval of Investment Management Agreement and Subadvisory Agreement

On March 11, 2016, the fund’s Board of Directors (Board), including a majority of the fund’s independent directors, approved the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor), as well as the continuation of the investment subadvisory agreement (Subadvisory Contract) that the Advisor has entered into with T. Rowe Price International Ltd (Subadvisor) on behalf of the fund. In connection with its deliberations, the Board requested, and the Advisor provided, such information as the Board (with advice from independent legal counsel) deemed reasonably necessary. The Board considered a variety of factors in connection with its review of the Advisory Contract and Subadvisory Contract, also taking into account information provided by the Advisor during the course of the year, as discussed below:

Services Provided by the Advisor and Subadvisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor and Subadvisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s and Subadvisor’s senior management teams and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor and Subadvisor.

Investment Performance of the Fund
The Board reviewed the fund’s three-month, one-year, and annualized since-inception returns and compared these returns with a wide variety of comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods as well as the fund’s relatively limited operating history, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other benefits that the Advisor (and its affiliates, including the Subadvisor) may have realized from its relationship with the fund, including any research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor and Subadvisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the applicable fund’s portfolio transactions. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing T. Rowe Price mutual funds. While the Board did not review information regarding profits realized from managing the fund in particular because the fund had not achieved sufficient scale to produce meaningful profit margin percentages, the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the funds.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Under the Advisory Contract, the fund pays a fee to the Advisor for investment management services composed of two components—a group fee rate based on the combined average net assets of most of the T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate based on the fund’s average daily net assets—and the fund pays its own expenses of operations (subject to a contractual expense limitation on total expense ratio with respect to the Investor Class and Advisor Class and a contractual expense limitation on operating expenses with respect to the I Class). Under the Subadvisory Contract, the Advisor may pay the Subadvisor up to 60% of the advisory fee that the Advisor receives from the fund. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board was provided with information regarding industry trends in management fees and expenses, and the Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio (for the Investor Class, Advisor Class, and I Class) in comparison with fees and expenses of other comparable funds based on information and data supplied by Lipper. After including fee waivers and/or expenses paid by the Advisor pursuant to the contractual expense limitations, the information provided to the Board indicated that the fund’s management fee rate and total expense ratio (for all three classes) were at or below the median for comparable funds.

The Board also reviewed the fee schedules for institutional accounts (including subadvised mutual funds) and private accounts with similar mandates that are advised or subadvised by the Advisor and its affiliates. Management provided the Board with information about the Advisor’s responsibilities and services provided to subadvisory and other institutional account clients, including information about how the requirements and economics of the institutional business differ from those of the Advisor’s proprietary mutual fund business. The Board considered information showing that the Advisor’s proprietary mutual fund business is generally more complex from a business and compliance perspective than its institutional account business and considered various other relevant factors, including the broader scope of operations and oversight, more extensive shareholder communication infrastructure, greater asset flows, heightened business risks, and differences in applicable laws and regulations associated with the Advisor’s proprietary mutual fund business. In assessing the reasonableness of the fund’s management fee rate, the Board considered the differences in the nature of the services required for the Advisor to manage its proprietary mutual fund business versus managing a discrete pool of assets as a subadvisor to another institution’s mutual fund or for another institutional account, and the degree to which the Advisor performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price mutual funds than it does for institutional account clients.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract and Subadvisory Contract
As noted, the Board approved the continuation of the Advisory Contract and Subadvisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract and Subadvisory Contract (including the fees to be charged for services thereunder). The independent directors were advised throughout the process by independent legal counsel.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price International Funds, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date August 17, 2016

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date August 17, 2016

	By	/s/ Catherine D. Mathews
Catherine D. Mathews
Principal Financial Officer

Date August 17, 2016